Exhibit 99.B(h)(4)(i)

AMENDED EXHIBIT A

with respect to the

SECURITIES LENDING AGREEMENT AND GUARANTY AND
SUBSCRIPTION AGREEMENT

Fund	BNY Account Number (domestic/global)

ING Asia Pacific High Dividend Equity Income Fund	470269

ING Equity Trust
ING Fundamental Research Fund	464290
ING Index Plus LargeCap Equity Fund	464713
ING Index Plus LargeCap Equity Fund II	464714
ING Index Plus LargeCap Equity Fund III	TBD
ING Index Plus LargeCap Equity Fund IV	TBD
ING Index Plus LargeCap Equity Fund V	TBD
ING Index Plus LargeCap Equity Fund VI	TBD
ING Index Plus LargeCap Equity Fund VII	TBD
ING Index Plus LargeCap Equity Fund VIII	TBD
ING Index Plus LargeCap Equity Fund IX	TBD
ING Index Plus LargeCap Equity Fund X	TBD
ING Index Plus LargeCap Equity Fund XI	TBD
ING Index Plus LargeCap Equity Fund XII	TBD
ING LargeCap Growth Fund	464733
ING LargeCap Value Fund	454702
ING MidCap Opportunities Fund	464741
ING MidCap Value Fund	464735
ING Opportunistic LargeCap Fund	464288
ING Real Estate Fund	464746
ING SmallCap Opportunities Fund	464743
ING SmallCap Value Choice Fund	464788
ING SmallCap Value Fund	464736
ING Value Choice Fund	464786

ING Funds Trust
ING Classic Money Market Fund	464008
ING High Yield Bond Fund	464010
ING Institutional Prime Money Market Fund	464048
ING Intermediate Bond Fund	464006
ING National Tax-Exempt Bond Fund	464002

ING Global Equity Dividend and Premium Opportunity Fund	464767

Fund	BNY Account Number (domestic/global)
ING Investment Funds, Inc.
ING MagnaCap Fund	464734

ING Investors Trust
ING AllianceBernstein Mid Cap Growth Portfolio	058102
ING American Funds Growth Portfolio	464755
ING American Funds Growth-Income Portfolio	464753
ING American Funds International Portfolio	464761
ING BlackRock Large Cap Growth Portfolio	279607
ING BlackRock Large Cap Value Portfolio	279608
ING BlackRock Inflation Protected Bond Portfolio	470551
ING Capital Guardian U.S. Equities Portfolio	058221
ING Disciplined Small Cap Value Portfolio	464711
ING EquitiesPlus Portfolio	464777
ING Evergreen Health Sciences Portfolio	464704
ING Evergreen Omega Portfolio	464706
ING FMRSM Diversified Mid Cap Portfolio	058404/279603
ING FMRSM Large Cap Growth Portfolio	464572
ING FMRSM Mid Cap Growth Portfolio	058098
ING Franklin Income Portfolio	464703
ING Franklin Mutual Shares Portfolio	470549
ING Franklin Templeton Founding Strategy Portfolio	470550
ING Global Real Estate Portfolio	464280
ING Global Resources Portfolio	058085
ING Global Technology Portfolio	158090
ING International Growth Opportunities Portfolio	279604
ING Janus Contrarian Portfolio	058401/279601
ING JPMorgan Emerging Markets Equity Portfolio	058096
ING JPMorgan Small Cap Core Equity Portfolio	279610
ING JPMorgan Value Opportunities Portfolio	464582
ING Julius Baer Foreign Portfolio	279606
ING Legg Mason Value Portfolio	058400/279600
ING LifeStyle Aggressive Growth Portfolio	464998
ING LifeStyle Growth Portfolio	464996
ING LifeStyle Moderate Growth Portfolio	464994
ING LifeStyle Moderate Portfolio	464992
ING Limited Maturity Bond Portfolio	058082
ING Liquid Assets Portfolio	058081
ING Lord Abbett Affiliated Portfolio	058220
ING MarketPro Portfolio	464910
ING MarketSyle Growth Portfolio	464926
ING MarketStyle Moderate Growth Portfolio	464922
ING MarketStyle Moderate Portfolio	464934
ING Marsico Growth Portfolio	058101

Fund	BNY Account Number (domestic/global)
ING Investors Trust (cont.)
ING Marsico International Opportunities Portfolio	464576
ING MFS Total Return Portfolio	058100
ING MFS Utilities Portfolio	464584
ING Oppenheimer Main Street Portfolio®	058099
ING PIMCO Core Bond Portfolio	058103
ING PIMCO High Yield Portfolio	464018
ING Pioneer Equity Income Fund	470567
ING Pioneer Fund Portfolio	464578
ING Pioneer Mid Cap Value Portfolio	464580
ING Stock Index Portfolio	464701
ING T. Rowe Price Capital Appreciation Portfolio	058084
ING T. Rowe Price Equity Income Portfolio	058087
ING Templeton Global Growth Portfolio	058095
ING UBS U.S. Allocation Portfolio	058402/279602
ING Van Kampen Capital Growth Portfolio	279609
ING Van Kampen Global Franchise Portfolio	279605
ING Van Kampen Growth and Income Portfolio	058090
ING Van Kampen Real Estate Portfolio	058086
ING VP Index Plus International Equity Portfolio	464492
ING Wells Fargo Disciplined Value Portfolio	058088
ING Wells Fargo Small Cap Disciplined Portfolio	464795

ING Mayflower Trust
ING International Value Fund	464212

ING Mutual Funds
ING Disciplined International SmallCap Fund	464294
ING Diversified International Fund	464292
ING Emerging Countries Fund	464214
ING Emerging Markets Fixed Income Fund	464296
ING Foreign Fund	464202
ING Global Bond Fund	464773
ING Global Equity Dividend Fund	464751
ING Global Natural Resources Fund	464210
ING Global Real Estate Fund	464220
ING Global Value Choice Fund	464218
ING Greater China Fund	464286
ING Index Plus International Equity Fund	464282
ING International Capital Appreciation Fund	464282
ING International Equity Dividend Fund	470552
ING International Growth Opportunities Fund	464206
ING International Real Estate Fund	464298
ING International SmallCap Fund	464216

Fund	BNY Account Number (domestic/global)
ING Mutual Funds (cont.)
ING International Value Choice Fund	464278
ING International Value Opportunities Fund	465476
ING Russia Fund	464208

ING Partners, Inc.
ING American Century Large Company Value Portfolio	464544
ING American Century Small-Mid Cap Value Portfolio	464502
ING Baron Asset Portfolio	464556
ING Baron Small Cap Growth Portfolio	464504
ING Columbia Small Cap Value II Portfolio	464785
ING Davis Venture Value Portfolio	464546
ING Fidelity® VIP Contrafund® Portfolio	464564
ING Fidelity® VIP Equity-Income Portfolio	464568
ING Fidelity® VIP Growth Portfolio	464570
ING Fidelity® VIP Mid Cap Portfolio	464566
ING Fundamental Research Portfolio	464538
ING JPMorgan International Portfolio	464528
ING JPMorgan Mid Cap Value Portfolio	464506
ING Legg Mason Partners Aggressive Growth Portfolio	464518
ING Legg Mason Partners Large Cap Growth Portfolio	464516
ING Lord Abbett U.S. Government Securities Portfolio	464036
ING Neuberger Berman Partners Portfolio	464598
ING Neuberger Berman Regency Portfolio	464774
ING OpCap Balanced Value Portfolio	464542
ING Oppenheimer Global Portfolio	464508
ING Oppenheimer Strategic Income Portfolio	464548
ING PIMCO Total Return Portfolio	464510
ING Pioneer High Yield Portfolio	464032
ING Solution 2015 Portfolio	464590
ING Solution 2025 Portfolio	464594
ING Solution 2035 Portfolio	464596
ING Solution 2045 Portfolio	464574
ING Solution Growth and Income Portfolio	TBD
ING Solution Growth Portfolio	TBD
ING Solution Income Portfolio	464586
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	464534
ING T. Rowe Price Growth Equity Portfolio	464530
ING Templeton Foreign Equity Portfolio	464200
ING Thornburg Value Portfolio	464522
ING UBS U.S. Large Cap Equity Portfolio	464520
ING UBS U.S. Small Cap Growth Portfolio	464533
ING Van Kampen Comstock Portfolio	464512
ING Van Kampen Equity and Income Portfolio	464536

Fund	BNY Account Number (domestic/global)
ING Risk Managed Natural Resources Fund	464763

ING Separate Portfolios Trust
ING SPorts Core Fixed Income Fund	470568
ING SPorts Core Plus Fixed Income Fund	470569

ING Series Fund, Inc.
Brokerage Cash Reserves	464062
ING 130/30 Fundamental Research Fund	464599
ING Balanced Fund	464764
ING Global Science and Technology Fund	464750
ING Growth and Income Fund	464723
ING Growth Fund	464762
ING Index Plus LargeCap Fund	464726
ING Index Plus MidCap Fund	464727
ING Index Plus SmallCap Fund	464725
ING International Growth Fund	464204
ING Money Market Fund	464064
ING Small Company Fund	464729
ING Strategic Allocation Conservative Fund	464722
ING Strategic Allocation Growth Fund	464720
ING Strategic Allocation Moderate Fund	464719

ING Strategic Allocation Portfolios, Inc.
ING VP Strategic Allocation Conservative Portfolio	464420
ING VP Strategic Allocation Growth Portfolio	464418
ING VP Strategic Allocation Moderate Portfolio	464416

ING Variable Funds
ING VP Growth and Income Portfolio	464402

ING Variable Insurance Trust
ING VP Global Equity Dividend Portfolio	464468 & 464466/464466

ING Variable Portfolios, Inc.
ING VP Global Science and Technology Portfolio	464422
ING VP Growth Portfolio	464404
ING VP Index Plus LargeCap Portfolio	464406
ING VP Index Plus MidCap Portfolio	464408
ING VP Index Plus SmallCap Portfolio	464410
ING VP International Equity Portfolio	464460
ING VP Small Company Portfolio	464414
ING VP Value Opportunity Portfolio	464424

Fund	BNY Account Number (domestic/global)
ING Variable Products Trust
ING VP Financial Services Portfolio	464449
ING VP High Yield Bond Portfolio	464432
ING VP International Value Portfolio	464464
ING VP MidCap Opportunities Portfolio	464444
ING VP Real Estate Portfolio	464747
ING VP SmallCap Opportunities Portfolio	464450

ING VP Balanced Portfolio, Inc.	464428

ING VP Intermediate Bond Portfolio	464400

ING VP Money Market Portfolio	464412